© Celanese Celanese Corporation 1 Celanese Q1 2017 Earnings Monday, April 17, 2017 Conference Call / Webcast Tuesday, April 18, 2017 10:00 a.m. Eastern Time Mark Rohr, Chairman and Chief Executive Officer Chris Jensen, EVP and Chief Financial Officer Exhibit 99.3

© Celanese Celanese Corporation 2 Forward-Looking Statements This presentation contains "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions, including the announced stock purchase transaction. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation, including with respect to the acquisitions. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain their current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Presentation This document presents the Company's business segments in two subtotals, reflecting our two cores, the Acetyl Chain and Materials Solutions, based on similarities among customers, business models and technical processes. As described in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q, the Acetyl Chain includes the Company's Acetyl Intermediates segment and the Industrial Specialties segment. Materials Solutions includes the Company's Advanced Engineered Materials segment and the Consumer Specialties segment. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, www.celanese.com, under Investor Relations/Financial Information/Non-GAAP Financial Measures. Important Information

© Celanese Celanese Corporation 3 • Generated highest-ever organic volumes in Advanced Engineered Materials, a double-digit increase over prior year • Closed a record 513 projects in the first quarter of 2017, a 70 percent increase from the same period last year, in engineered materials (Advanced Engineered Materials excluding affiliates) • Signed a 15-year agreement with Praxair to buy carbon monoxide from a new, state-of-the-art facility, which will enhance the flexibility of critical raw material supply and solidify future growth opportunities • Named a 2017 ENERGY STAR Partner of the Year – Energy Management Award winner for outstanding efforts to improve Celanese's energy efficiency Recent Highlights

© Celanese Celanese Corporation 4 Opportunity Pipeline Examples Induction Cooktop Appliances Irrigation • Growing demand for induction cooktop appliances which require heat and chemical resistant materials • Base plate: UL certified Celanese polymers provide dimensional stability for a level cooking surface and reduce need for part assembly in manufacturing • Exhaust system: Celanese polymer solutions provide the same mechanical and aesthetic properties as metal with added design freedom • Increased dependence on reclaimed water which has higher chemical content and corrodes traditional internal materials in irrigation parts • Celanese's chemical resistant polymers significantly increase the life of irrigation parts including rotors and water pressure regulators • Dimensional stability ensures precise water management (droplet size and pressure)

© Celanese Celanese Corporation 5 Net sales (in millions) Factors Affecting Net Sales $1,500 $1,000 $500 $0 30% 20% 10% 0% Q1 2016 Q4 2016 Q1 2017 25.5% 22.0% 22.6% $1,404 $1,311 $1,471 Q1 Performance • Adjusted earnings per share of $1.81, second highest ever • Adjusted EBIT of $333 million and adjusted EBIT margin of 22.6% • Operating cash flow of $192 million • Free cash flow of $126 million *QoQ represents Q1 2017 as compared to Q4 2016; YoY represents Q1 2017 compared to Q1 2016. GAAP Diluted EPS Adjusted EPS Q1 2017 $1.30 $1.81 Q4 2016 $1.12 $1.52 Q1 2016 $1.73 $1.83 Total segment income margin Celanese Corporation Q1 2017 Highlights QoQ* YoY* 11% 8% 5% 2% -1% -4% Volume Price Currency Other Total

© Celanese Celanese Corporation 6 Net sales (in millions) Q1 Performance Factors Affecting Net Sales $800 $600 $400 $200 $0 40% 20% 0% Q1 2016 Q4 2016 Q1 2017 38.0% 38.5% 34.5% $594 $589 $705 Total core income margin YoY Core income highlights • Record Advanced Engineered Materials' volumes driven by new projects closed, SO.F.TER. integration, and growth in Asia • Decline in tow price and volume driven by lower industry utilization rate partially offset by productivity gains QoQ Core income highlights • Record Advanced Engineered Materials' volumes driven by new projects closed, SO.F.TER. integration, and growth in Asia • Decline in tow volume driven by lower industry utilization rate partially offset by productivity gains Materials Solutions QoQ YoY 23% 18% 13% 8% 3% -2% -7% Volume Price Currency Other Total

© Celanese Celanese Corporation 7 Q1 Performance Factors Affecting Net Sales YoY Core income highlights • Lower volume driven by overlapping contracts in first quarter of 2016 that did not repeat in 2017 and decision to sell less VAM in China due to competitive dynamics • Higher prices driven by commercial initiatives globally • Higher raw material prices driven primarily by methanol and ethylene QoQ Core income highlights • Higher prices driven by commercial initiatives globally • Higher raw material prices driven primarily by methanol and ethylene • Higher volumes driven by commercial success in acid derivatives and seasonality in VAM and emulsion polymers Net sales (in millions) Total core income margin $900 $600 $300 $0 30% 20% 10% 0% Q1 2016 Q4 2016 Q1 2017 17.6% 11.5% 13.6% $840 $749 $794 QoQ YoY 5% 0% -5% -10% Volume Price Currency Other Total Acetyl Chain

© Celanese Celanese Corporation 8 • Operating cash flow of $192 million • Free cash flow of $126 million; expected to exceed $850 million for the year • Net capital expenditures of $62 million; expect 2017 to be in the $250 million to $300 million range Free Cash Flow (in millions) Cash flow from operations Free cash flow (FCF) $300 $200 $100 $0 Q1 2014 Q1 2015 Q1 2016 Q1 2017 $164 $270 $287 $192 $125 $188 $217 $126 Cash Flow On track to meet or exceed target of $2.5 billion free cash flow for 2016 through 2018 Q1 2017

© Celanese Celanese Corporation 9 $3.2 billion returned to shareholders since 2007 via dividends and share repurchases Dividend Payout and Share Repurchases (in millions) Dividend Share Repurchases $800 $600 $400 $200 $0 2014 2015 2016 YTD 2017* Share Repurchases Dividend • Repurchased ~1.5 million shares deploying $128 million in Q1 2017 • Remaining share repurchase authorization of ~$400 million for 2017 • Returned $51 million to shareholders in dividends in Q1 2017 $394 $701 $594 Returning Cash to Shareholders *YTD Year-to-date as of March 31, 2017 $179